UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

Kemper Corporation

(Exact Name of Registrant as Specified in Charter)

DE	001-18298	95-4255452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Wacker Drive Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-661-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, on February 13, 2018, Kemper Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Vulcan Sub, Inc., an Ohio corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Infinity Property and Casualty Corporation, an Ohio corporation (“Infinity”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Infinity, with Infinity surviving as a wholly owned subsidiary of the Company (the “Merger”).

Proration of Merger Consideration

Pursuant to the Merger Agreement, as a result of the Merger, each share of Infinity common stock, no par value per share (“Infinity Common Stock”), issued and outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares owned by the Company or its wholly owned subsidiaries or Infinity or any of its subsidiaries and outstanding and unvested restricted shares of Infinity Common Stock granted under any Infinity stock plan owned by employee members of the Infinity board of directors (all such shares described in this parenthetical, the “Excluded Shares”)) is contemplated to be cancelled and converted into, at the election of the holder thereof, subject to proration and adjustment as described below, the right to receive either (i) 1.2019 shares of Company common stock, par value $0.01 per share (“Company Common Stock”), and $51.60 in cash, without interest (the “Mixed Consideration”), (ii) an amount of cash equal to $129.00, without interest (the “Cash Consideration”), or (iii) 2.0031 shares of Company Common Stock (the “Stock Consideration”).

As previously disclosed, the deadline for Infinity shareholders to have delivered their election forms to elect the form of consideration to be received in the Merger was 5:00 p.m., Eastern Time, on June 18, 2018 (the “Election Deadline”), subject to the applicable notice of guaranteed delivery period. The consideration to be paid to holders of Infinity Common Stock electing to receive the Cash Consideration or the Stock Consideration in connection with the Merger is subject to automatic proration and adjustment, as set forth in the Merger Agreement and described in the definitive joint proxy statement/prospectus filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2018, as amended and supplemented from time to time (the “Joint Proxy Statement”), to ensure that the total amount of cash paid and the total number of shares of Company Common Stock issued in the Merger is approximately the same as what would be paid and issued if all holders of Infinity Common Stock were to receive the Mixed Consideration.

The Company and Infinity have determined that, based on the valid elections of holders of Infinity Common Stock prior to the Election Deadline, pursuant to the automatic proration and adjustment provisions set forth in the Merger Agreement and described in the Joint Proxy Statement, the consideration to be received in the Merger by holders of Infinity Common Stock, following and subject to the closing of the Merger, is as follows:

•	Those holders of Infinity Common Stock validly electing to receive the Mixed Consideration in the Merger will be entitled to receive 1.2019 shares of Company Common Stock and $51.60 in cash, without interest, for each share of Infinity Common Stock with respect to which such election was made;

•	Those holders of Infinity Common Stock validly electing to receive the Cash Consideration in the Merger will be entitled to receive $129.00, without interest, for each share of Infinity Common Stock with respect to which such election was made;

•	Those holders of Infinity Common Stock validly electing to receive the Stock Consideration in the Merger will be entitled to receive 1.2332 shares of Company Common Stock and $49.58 in cash, without interest, for each share of Infinity Common Stock with respect to which such election was made; and

•	Those holders of Infinity Common Stock (not including Excluded Shares) that did not make a valid election prior to the Election Deadline will be deemed to have elected to receive the Mixed Consideration with respect to their shares of Infinity Common Stock and will be entitled to receive 1.2019 shares of Company Common Stock and $51.60 in cash, without interest, for each share of Infinity Common Stock held immediately prior to the Effective Time.

Insurance Regulatory Approvals and Closing Timing

On June 28, 2018, the Company and Infinity issued a joint press release announcing that the parties to the Merger Agreement have received all insurance regulatory clearances and approvals that are conditions precedent to the closing of the Merger pursuant to the Merger Agreement. The Company and Infinity expect to close the Merger on July 2, 2018.

A copy of the joint press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may,” “could” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees or assurances of future performance. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining actual future results and financial condition. The general factors that could cause actual results and financial condition to differ materially from those expressed or implied include, without limitation, the following: (a) the satisfaction or waiver of the conditions precedent to the consummation of the proposed Merger involving the Company, Merger Sub and Infinity; (b) unanticipated difficulties or expenditures relating to such proposed Merger; (c) risks relating to the value of the shares of the Company’s common stock to be issued in such proposed Merger; (d) disruptions of the Company’s and Infinity’s current plans, operations and relationships with third persons caused by the announcement and pendency of such proposed Merger, including, without limitation, the ability of the combined company to hire and retain any personnel; (e) legal proceedings that may be instituted against the Company and Infinity in connection with such proposed Merger; and (f) those factors listed in annual, quarterly and periodic reports filed by the Company and Infinity with the SEC, whether or not related to such proposed Merger.

The Company assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this Current Report on Form 8-K or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed Merger involving the Company, Merger Sub and Infinity, among other things. In connection therewith, the Company filed with the SEC a Registration Statement on Form S-4 that includes a definitive joint proxy statement of the Company and Infinity and also constitutes a definitive prospectus of the Company, and each of the Company and Infinity may be filing with the SEC other documents regarding the proposed transaction. The Company and Infinity commenced mailing of the definitive joint proxy statement/prospectus to the Company’s shareholders and Infinity’s shareholders on April 30, 2018. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY AND/OR INFINITY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents filed with the SEC by the Company and Infinity through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge under the “Investors” section of the Company’s website located at http://www.kemper.com or by contacting the Company’s Investor Relations Department at 312.661.4930 or investors@kemper.com. Copies of the documents filed with the SEC by Infinity are available free of charge under the “Investor Relations” section of Infinity’s website located at http://www.infinityauto.com or by contacting Infinity’s Investor Relations Department at 205.803.8186 or investor.relations@infinityauto.com.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Kemper Corporation and Infinity Property and Casualty Corporation, dated June 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

By:	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Senior Vice President, Secretary and General Counsel

Date: June 28, 2018